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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 26, 2001



                                RADIOLOGIX, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                      000-23311              75-2648089
   (State or other               (Commission            (I.R.S. Employer
   jurisdiction                  File Number)           Identification Number)
   of incorporation)


      3600 CHASE TOWER, 2200 ROSS AVENUE, DALLAS, TEXAS     75201-2776
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (214)303-2776








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ITEM 5.  OTHER EVENTS.

         On April 26, 2001, the Registrant announced the termination of its merger agreement with an affiliate of Saunders Karp & Megrue. A copy of the press release announcing this termination is filed as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release issued by the Registrant on April 26,
                           2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 26, 2001


                                   RADIOLOGIX, INC.




                                   By: /s/ MARK L. WAGAR
                                       ----------------------------------------
                                       Mark L. Wagar
                                       Chairman of the Board and
                                       Chief Executive Officer



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99.1              Press Release issued by the Registrant on April 26, 2001.